November 30, 2007

CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (the “Agreement”) is made and entered into effective the 27th day of November, 2007 by and between CRG Partners, Inc. (the “Consultant”), whose principal place of business is 356 Middle Country Road, Suite 302, Coram, NY 11727 and Royalite Petroleum Company Inc. (the “Client”), whose principal place of business is 810 Peace Portal Drive, Blaine, WA 98230.

WHEREAS, Consultant is in the business of providing services for management consulting, business advisory, shareholder information and public relations; and

WHEREAS, the Client deems it to be in its best interest to retain Consultant to render to the Client such services as may be needed; and

WHEREAS, Consultant is ready, willing and able to render such consulting and advisory services to Client.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Consulting Services. The client hereby retains the Consultant as an independent Consultant to the Client and the Consultant hereby accepts and agrees to such retention. The services provided by the Consultant are: Disseminate an Overview Report on the Client Company by means of "Targeted" E-Mail and conduct a marketing campaign to new investors by posting the Overview Report and a company Profile on the TheSubway.com website and at the Consultant’s discretion, publicize news released by the Client Company.

It is acknowledged and agreed by the Client that Consultant carries no professional licenses, and is not rendering legal advice or performing accounting services, nor acting as an investment advisor or brokerage/dealer within the meaning of the applicable state and federal securities laws. The services of the Consultant shall not be Exclusive nor shall the Consultant be required to render any specific number of hours or assign specific personnel to the Client or its projects.

2. Independent Contractor. The Consultant agrees to perform its consulting duties hereto as an independent contractor. Nothing contained herein shall be considered to as creating an employer-employee relationship between the parties to this Agreement. The Client shall not make social security, worker’s compensation or unemployment insurance payments on behalf of Consultant. The parties hereto acknowledge and agree that the Consultant cannot guarantee the results or effectiveness of any of the services rendered or to be rendered by the Consultant. Rather, the Consultant will use its best efforts and does not promise results.

3. Services. All services to be performed by the Consultant under this Agreement shall be in accordance with all applicable securities and other laws. The Consultant shall not engage in spamming or other manipulative practices.

4. Written Approval. All information distributed or published by the Consultant under this Agreement shall be approved in writing by the Client prior to its distribution or publication.

5. Time, Place and Manner of Performance. The Consultant shall be available for advice and counsel to the officers and directors of the Client as such reasonable and convenient times and places as may be mutually agreed upon. Except as aforesaid, the time, place and manner of performance of the services hereunder, including the amount of time to be allocated by the Consultant to any specific service, shall be determined at the sole discretion of the Consultant.

6. Term of Agreement. The term of this Agreement shall be six months, commencing on the date of this Agreement, subject to prior termination as hereinafter provided.

7. Compensation. In providing the foregoing services, the Consultant shall be responsible for all costs incurred except the Client will be responsible for mailing out due diligence requests. The Client shall pay the Consultant for its services hereunder one hundred thousand (100,000) shares (the “Shares”) of the Client’s restricted common stock to the Consultant upon signing of this Agreement.

The Consultant acknowledges and agrees that all certificates representing the Shares sold pursuant to this Offering will be “restricted securities”, as contemplated under the Securities Act of 1933 (the “Securities Act”), and will be endorsed with the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE SECURITIES ACT OR ARE EXEMPT FROM SUCH REGISTRATION.”

8. Consultant Representations and Warranties. The Consultant understands that the Shares it is acquiring are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Client in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Consultant represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Consultant represents that the Consultant is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act. The Consultant represents that it is acquiring the Shares for its own account for investment purposes only and not with a view towards resale. The Consultant further represents that it has access to all necessary information to make its investment decision and has experience in investment in speculative securities.

9. Client’s Representations. The Client represents that it is in compliance with all applicable Securities and Exchange Commission reporting and accounting requirements and all applicable requirements of the NASD or any stock exchange. The Client further represents that it has not been and is not the subject of any enforcement proceeding or injunction by the Securities and Exchange Commission or any state securities agency.

10. Termination.

(a) The Consultant’s relationship with the Client hereunder may be terminated for any reason whatsoever, at any time, by either party, upon thirty (30) days written prior notice, of which such written notice may not be issued by either party until after Consultant has posted the first Overview Report per Sec 16.

(b) This Agreement may be terminated by either party upon giving written notice to the other party if the other party is in default hereunder and such default is not cured within fifteen (15) days of receipt of written notice of such default.

(c) The Consultant and the Client shall have the right and discretion to terminate this Agreement should the other party in performing their duties hereunder, violate any law, ordinance, permit or regulation of any governmental entity, except for violations which either singularly or in the aggregate do not have or will not have a material adverse effect on the operations of the Client.

(d) In the event of any termination hereunder all shares paid to the Consultant through the date of termination shall be fully earned and non-refundable and the parties shall have no further responsibilities to each other except the Consultant shall be responsible to comply with the provisions of section 10 hereof.

11. Work Product. It is agreed that all information and materials produced for the Client shall be the property of the Consultant, free and clear of all claims thereto by the Client, and the Client shall retain no claim of authorship therein.

12. Confidentiality. The Consultant recognizes and acknowledges that it has and will have access to certain confidential information of the Client and its affiliates that are valuable, special and unique assets and property of the Client and such affiliates. The Consultant will not, during the term of this Agreement, disclose, without the prior written consent or authorization of the Client, any of such information to any person, for any reason or purpose whatsoever. In this regard, the Client agrees that such authorization or consent to disclose may be conditioned upon the disclosure being made pursuant to a secrecy agreement, protective order, provision of statute, rule, regulation or procedure under which the confidentiality of the information is maintained in the hands of the person to whom the information is to be disclosed or in compliance with the terms of a judicial order or administrative process.

13. Conflict of Interest. The Consultant shall be free to perform services for other persons. The Consultant will notify the Client of its performance of Consultant services for any other person, which could conflict with its obligations under the Agreement. Upon receiving such notice, the Client may terminate this Agreement or consent to the Consultant’s outside consulting activities; failure to terminate, this Agreement within seven (7) business days of receipt of written notice of conflict shall constitute the Client’s ongoing consent to the Consultant’s outside consulting services.

14. Disclaimer of Responsibility for Act of the Client. In no event shall the Consultant be required by this Agreement to represent or make management decisions for the Client. The Consultant shall under no circumstances be liable for any expense incurred or loss suffered by the Client as a consequence of such decisions, made by the Client or any affiliates or subsidiaries of the Client.

15. Indemnification.

(a) The Client shall protect, defend, indemnify and hold the Consultant and its assigns and attorneys, accountants, employees, officers and director harmless from and against all losses, liabilities, damages, judgments, claims, counterclaims, demands, actions, proceedings, costs and expenses (including reasonable attorneys’ fees) of every kind and character resulting from, relating to or arising out of (a) the inaccuracy, non-fulfillment or breach of any representation, warranty, covenant or Agreement made by the Client herein, or (b) negligent or willful misconduct, occurring during the term thereof with respect to any of the decisions made by the Client (c) a violation of state or federal securities laws.

(b) The Consultant shall protect, defend, indemnify and hold the Client and its assigns and attorneys, accountants, employees, officers and director harmless from and against all losses, liabilities, damages, judgments, claims, counterclaims, demands, actions, proceedings, costs and expenses (including reasonable attorneys’ fees) of every kind and character resulting from, relating to or arising out of (a) the inaccuracy, non-fulfillment or breach of any representation, warranty, covenant or Agreement made by the Consultant herein, or (b) negligent or willful misconduct, occurring during the term thereof with respect to any of the decisions made by the Consultant (c) a violation of state or federal securities laws.

16. Other Provisions. The Consultant shall disseminate a Client Company approved Overview Report on the Client Company and all of the Client Company’s news releases by means of “Targeted” E-Mail by posting the Overview Report and news releases on the TheSubway.com website. The Overview Report shall be disseminated within seven (7) working days of receiving the approved Overview report from the Client Company. The Client Company’s news releases shall be disseminated within two (2) working days of receiving publicize news releases from the Client Company. The Consultant shall disseminate as many news releases as the Client Company issues to the public within the term of this agreement. The Consultant shall have the option to disseminate the Overview Report and/or the Client Company’s news releases at any time after their initial disseminations. The Consultant shall cease posting the Overview Report or any news release within twenty-four (24) of receiving a written notice from the Client Company requesting the Consultant to cease posting the Overview Report and/or any specific news release. The first Overview Report shall be posted by The Consultant no later than December 15, 2007, of which the Client Company shall provide this first Overview Report by December 7, 2007.

17. Service and Notices. Any service and/or notice required or permitted to be given under this Agreement, including service of an application(s) to a Florida court for an order seeking to confirm, vacate, modify or correct an arbitration award pursuant to Chapter 682, Florida Statutes, entered as a result of binding arbitration between the parties under Paragraph 22 of this Agreement, shall be deemed sufficient if in writing and delivered or sent by registered or certified mail, or by Federal Express or other recognized courier to the principal office of each.

18. Waiver of Breach. Any waiver by either party or a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by any party.

19. Assignment. This Agreement and the right and obligations of the Consultant hereunder shall not be assignable without the written consent of the Client.

20. Applicable Law. It is the intention of the parties hereto that this Agreement and the performance hereunder and all suits and special proceedings hereunder be construed in accordance with and under and pursuant to the laws of the State of Florida and that in any action, special proceeding or other proceedings that may be brought arising out of, in connection with or by reason of this Agreement, the law of the State of Florida shall be applicable and shall govern to the exclusion of the law of any other forum, without regard to the jurisdiction on which any action or special proceeding may be instituted.

21. Severability. All agreements and covenants contained herein are severable, and in the event any of them shall be held to be invalid by any competent court, the Agreement shall be interpreted as if such invalid agreements or covenants were not contained herein.

22. Entire Agreement. This Agreement constitutes and embodies the entire understanding and Agreement of the parties and supersedes and replaces all other or prior understandings, agreements and negotiations between the parties.

23. Waiver and Modification. Any waiver, alteration, or modification of any of the provisions of this Agreement shall be valid only if made in writing and signed by the parties hereto. Each party hereto, may waive any of its rights hereunder without affecting a waiver with respect to any subsequent occurrences or transactions hereof.

24. Binding Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitration shall be conducted in Miami-Dade County, Florida.

25. Counterparts and Facsimile Signature. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

26. TheSUBWAY.com web site is operated by the Consultant under a license from TheSUBWAY.com Inc., Capital Research Group, Inc. and One Source Solutions Inc. (Licensors) and the Consultant is not the agent of any of the Licensors and Consultant is solely responsible for all statements in and obligations under this Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, effective as of the date set forth above.

CONSULTANT:

CRG Partners, Inc.

                   /s/ Joseph G. Farrar                                                                          November 30, 2007
By:__________________________________                        DATE:  _________________________

Joseph G. Farrar, President / CEO

CRG Partners, Inc.

                          /s/ Peter Antipatis                                                                           November 30, 2007
By:__________________________________                        DATE:  _________________________

Peter Antipatis, Vice President

CLIENT:

Royalite Petroleum Company Inc.

                              /s/ Michael L. Cass                                                                        November 30, 2007
By:__________________________________                        DATE:  _________________________

President
_____________________________________